PROVISION FOR INCOME TAXES	12 Months Ended
Oct. 31, 2011
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES
PROVISION FOR INCOME TAXES

The domestic and foreign components of income (loss) before taxes are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. operations	$88	$163	$(226)
Non-U.S. operations	944	529	233
Total income before taxes	$1,032	$692	$7

The provision for income taxes is comprised of:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
U.S. federal taxes:
Current	$(1)	$(40)	$(20)
Deferred	—	37	26
Non-U.S. taxes:
Current	(6)	145	20
Deferred	28	(141)	6
State taxes, net of federal benefit:
Current	(11)	12	10
Deferred	10	(5)	(4)
Total provision	$20	$8	$38

The income tax provision does not reflect potential future tax savings resulting from excess deductions associated with our various share-based award plans.

The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2011		2010
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
	(in millions)
Inventory	$30	$—	$36	$—
Intangibles	—	82	—	132
Property, plant and equipment	—	32	4	16
Warranty reserves	16	—	14	1
Retiree medical benefits	14	—	43	2
Pension benefits	110	—	199	49
Employee benefits, other than retirement	84	—	96	—
Net operating loss, capital loss, and credit carryforwards	272	—	393	—
Unrealized gains/losses on investments	47	—	47	—
Unremitted earnings of foreign subsidiaries	—	—	—	88
Share-based compensation	48	—	51	—
Deferred revenue	18	—	93	2
Other	56	36	52	3
Subtotal	695	150	1,028	293
Tax valuation allowance	(369)	—	(527)	—
Total deferred tax assets or deferred tax liabilities	$326	$150	$501	$293

The breakdown between current and long-term deferred tax assets and deferred tax liabilities was as follows for the years 2011 and 2010:

	Years Ended October 31,
	2011	2010
	(in millions)
Current deferred tax assets (included within other current assets)	$54	$99
Long-term deferred tax assets (included within other assets)	168	190
Current deferred tax liabilities (included within other accrued liabilities)	(4)	(10)
Long-term deferred tax liabilities (included within other long-term liabilities)	(42)	(71)
Total	$176	$208

During 2003, we established valuation allowances for the deferred tax assets of the U.S. and certain entities in foreign jurisdictions. The valuation allowances require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis. During 2011, 2010 and 2009, we continued to maintain a valuation allowance for U.S. federal and state deferred tax assets until sufficient positive evidence exists to support reversal. We currently have a valuation allowance of $369 million of which $308 million relates to U.S. jurisdictions. The reduction to the valuation allowance in 2011 is primarily due to the reduction in the deferred taxes relating to pension and post retirement medical benefits and the utilization of tax credits associated with the repatriation of foreign earnings. Due to improvements in the U.S. operating results over the past three years, management believes a reasonable possibility exists that, within the next year, sufficient positive evidence may become available to reach a conclusion that the U.S. valuation allowance will no longer be needed. In 2010, after consideration of all the available positive and negative evidence, we concluded that it is more likely than not that all of the U.K. deferred tax assets will be realized and reversed the entire U.K. valuation allowance. We intend to maintain a valuation allowance in these jurisdictions until sufficient positive evidence exists to support its reversal.

At October 31, 2011, we had federal net operating loss carryforwards of approximately $24 million and tax credit carryforwards of approximately $121 million. The federal net operating losses expire in years beginning 2021 through 2026, and the federal tax credits begin to expire in 2018, if not utilized. At October 31, 2011, we had state net operating loss carryforwards of approximately $219 million which expire in years beginning 2014 through 2031, if not utilized. In addition, we had state tax credit carryforwards of $6 million that do not expire. All of the federal and some of the state net operating loss carryforwards are subject to change of ownership limitations provided by the Internal Revenue Code and similar state provisions. These annual loss limitations may result in the expiration or reduced utilization of the net operating losses. At October 31, 2011, we also had foreign net operating loss carryforwards of approximately $517 million. Of this foreign loss, $271 million will expire in years beginning 2012 through 2021, if not utilized. The remaining $246 million has an indefinite life. Some of the foreign losses are subject to annual loss limitation rules.

The authoritative guidance prohibits recognition of a deferred tax asset for excess tax benefits related to stock and stock option plans that have not yet been realized through reduction in income taxes payable. Such unrecognized deferred tax benefits totaled $194 million as of October 31, 2011 and will be accounted for as a credit to shareholders' equity, if and when realized through a reduction in income taxes payable.

The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Years Ended October 31,
	2011	2010	2009
	(in millions)
Profit before tax times statutory rate	$361	$242	$2
State income taxes, net of federal benefit	(1)	4	6
Non-U.S. income taxed at different rates	(153)	(98)	47
Change in unrecognized non-U.S. tax benefits	(97)	32	(71)
Research credits	(5)	(1)	(7)
Hewlett Packard tax sharing agreement adjustment	(3)	(17)	—
Nondeductible goodwill	—	—	2
Nondeductible employee stock purchase plan expense	1	1	2
Other, net	1	7	11
Valuation allowances	(84)	(162)	46
Provision for income taxes	$20	$8	$38
Effective tax rate	2%	1%	543%

Agilent enjoys tax holidays in several different jurisdictions, most significantly in Singapore, and Malaysia. The tax holidays provide lower rates of taxation on certain classes of income and require various thresholds of investments and employment or specific types of income in those jurisdictions. The tax holidays are due for renewal between 2015 and 2023. As a result of the incentives, the impact of the tax holidays decreased income taxes by $127 million, $62 million and $14 million in 2011, 2010 and 2009, respectively. The benefit of the tax holidays on net income (loss) per share (diluted) was approximately $0.36, $0.18 and $0.04 in 2011, 2010 and 2009, respectively.

For 2011, the effective tax rate was 2 percent. The 2 percent effective tax rate reflects tax on earnings in jurisdictions that have low effective tax rates and includes a $97 million net tax benefit primarily associated with a refund in Canada and the recognition of previously unrecognized tax benefits and the reversal of the related interest accruals due to the reassessment of certain uncertain tax positions. The income tax provision also includes a $26 million out of period adjustment to reduce the carrying value of certain U.K. deferred tax assets for which the majority was recorded in the quarter ended April 30, 2011. The overstatement of these deferred tax assets resulted in an overstatement of the U.K. valuation allowance release in the fourth quarter of 2010. For the full year, this out of period adjustment was substantially offset by other out of period adjustments. The net impact of all out of period adjustments on the effective tax rate was immaterial. Without considering interest and penalties, the effective rate reflects taxes in all jurisdictions except the U.S. and certain foreign jurisdictions in which income tax expense or benefit continues to be offset by adjustments to valuation allowances. We intend to maintain valuation allowances in these jurisdictions until sufficient positive evidence exists to support its reversal.

For 2010, the effective tax rate was 1 percent. The 1 percent effective tax rate includes a $101 million beneficial release of the U.K. valuation allowance, a $32 million current year increase in prior year tax reserves, and tax on earnings in jurisdictions that have low effective tax rates. Also included is a $17 million tax benefit related to a $54 million non-taxable settlement payment received in connection with a tax sharing agreement between Agilent and Hewlett Packard Company. Without considering interest and penalties, the effective rate reflects taxes in all jurisdictions except the U.S. and certain foreign jurisdictions in which income tax expense or benefit continues to be offset by adjustments to valuation allowances. We intend to maintain a valuation allowance in these jurisdictions until sufficient positive evidence exists to support its reversal.

For 2009, the effective tax rate was 543 percent. The 543 percent effective tax rate reflects that our structure has a fixed component that results in unusual tax results on reduced levels of profitability. The tax rate also includes tax on earnings in jurisdictions that have low effective tax rates. In addition, net tax benefits totaling $71 million relating primarily to the lapses of statutes of limitations and tax settlements in foreign jurisdictions are incorporated in the rate. Without considering interest and penalties, the rate reflects taxes in all jurisdictions except the U.S. and foreign jurisdictions where we have recorded valuation allowances.

Agilent records U.S. income taxes on the undistributed earnings of foreign subsidiaries unless the subsidiaries' earnings are considered indefinitely reinvested outside the U.S. As of October 31, 2011, the cumulative amount of undistributed earnings considered indefinitely reinvested is $4,213 million. Because of the availability of U.S. foreign tax credits, the determination of the unrecognized deferred tax liability on these earnings is not practicable.

We are subject to ongoing tax examinations of our tax returns by the Internal Revenue Service and other tax authorities in various jurisdictions. In accordance with the guidance on the accounting for uncertainty in income taxes, we regularly assess the likelihood of adverse outcomes resulting from these examinations to determine the adequacy of our provision for income taxes. These assessments can require considerable estimates and judgments. If our estimate of income tax liabilities proves to be less than the ultimate assessment, then a further charge to expense would be required. If events occur and the payment of these amounts ultimately proves to be unnecessary, the reversal of the liabilities would result in tax benefits being recognized in the period when we determine the liabilities are no longer necessary.

We include interest and penalties related to unrecognized tax benefits within the provision for income taxes on the consolidated statements of operations. As of October 31, 2011, we accrued and reported $38 million of interest and penalties relating to unrecognized tax benefits. We recognized $13.6 million of tax benefits in 2011. As of October 31, 2010, we accrued and reported $53.8 million of interest and penalties relating to unrecognized tax benefits of which $5.4 million was recognized in 2010.

A 2011 and 2010 rollforward of our uncertain tax benefits including all federal, state and foreign tax jurisdictions is as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$656	$930
Additions for acquisitions	—	15
Additions for tax positions related to the current year	41	46
Additions for tax positions from prior years	18	75
Reductions for tax positions from prior years	(170)	(284)
Settlements with taxing authorities	(67)	(119)
Statute of limitations expirations	(9)	(7)
Balance, end of year	$469	$656

In the U.S., tax years remain open back to the year 2006 for federal income tax purposes. Tax years remain open back to the year 2000 for significant states. In other major jurisdictions where we conduct business, the tax years generally remain open back to the year 2003. With these jurisdictions and the U.S., it is possible that there could be significant changes to our unrecognized tax benefits in the next twelve months due to either the expiration of a statute of limitation or a tax audit settlement. Because of the uncertainty as to the timing of a potential settlement or the completion of tax audits, an estimate cannot be made of the range of tax increases or decreases that could occur in the next twelve months.

On August 31, 2010 we reached an agreement with the Internal Revenue Service ("IRS") for tax years 2000 through 2002. The adjustments were offset by applying available net operating losses and had no material impact on our statement of operations. In December 2010, we reached an agreement with the IRS for tax years 2003-2005. In addition, Agilent and the IRS reached an agreement on transfer pricing issues covering years 2003-2007. Tax adjustments resulting from these agreements will be offset with net operating losses and tax credit carryforwards. Agilent's U.S. federal income tax returns for 2006 through 2007 are currently under audit by the IRS. Primarily as a result of these agreements with the IRS and agreements with other tax jurisdictions, unrecognized tax benefits were reduced from $656 million at October 31, 2010 to $469 million at October 31, 2011.